Exhibit 13

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of January, 2006.

/s/ Richard E. Beumer
Richard E. Beumer Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Officer

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned officer of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such officer of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of January, 2006.

/s/ Randall L. Boushek
Randall L. Boushek Principal Financial Officer and Treasurer

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of January, 2006.

/s/ Addie J. Butler
Dr. Addie J. Butler Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of January, 2006.

/s/ Robert H. Hoffman
Robert H. Hoffman Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of January, 2006.

/s/ James M. Hushagen
James M. Hushagen Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 2006.

/s/ F. Mark Kuhlmann
F. Mark Kuhlmann Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of January, 2006.

/s/ Timothy J. Lehman
Timothy J. Lehman Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of January, 2006.

/s/ Richard C. Lundell
Richard C. Lundell Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2006.

/s/ John P. McDaniel
John P. McDaniel Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of January, 2006.

/s/ Paul W. Middeke
Paul W. Middeke Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of January, 2006.

/s/ Frank H. Moeller
Frank H. Moeller Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director and Officer

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director and officer of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and officer of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of January, 2006.

/s/ Bruce J. Nicholson
Bruce J. Nicholson Director and Officer

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of January, 2006.

/s/ Kurt M. Senske
Dr. Kurt M. Senske Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of January, 2006.

/s/ Albert K. Siu
Dr. Albert K. Siu Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of January, 2006.

/s/ Allan R. Spies
Allan R. Spies Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of January, 2006.

/s/ Adrian M. Tocklin
Adrian M. Tocklin Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Officer

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned officer and treasurer of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and treasurer of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2006.

/s/ Paul B. Zastrow
Paul B. Zastrow Treasurer

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of Thrivent Variable Annuity Accounts I, II, A, and B, and Thrivent Variable Life Account I, and Thrivent Variable Insurance Account A, does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Marlene J. Nogle, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2006.

/s/ Thomas R. Zehnder
Thomas R. Zehnder Director